THRIVENT MUTUAL FUNDS

Supplement to Prospectus dated February 29, 2008

with respect to

Thrivent Partner Small Cap Growth Fund

The following changes are made to your prospectus:

Thrivent Partner Small Cap Growth Fund—Principal Strategies. The current Principal Strategies are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of small companies. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in small cap companies from 80% to a lesser amount, we will notify you at least 60 days prior to the change. The Adviser has selected a subadviser to manage the Portfolio, although the Adviser may manage, using quantitative investment research techniques, a portion of the Portfolio. The subadviser uses its own methodology, as described below, for selecting stocks of small companies, with market capitalizations at the time of purchase in the range of the Russell 2000 Growth Index, that, in the subadviser’s determination, have above-average prospects for growth.

Turner Investment Partners, Inc.

Turner Investment Partners, Inc. (“Turner”), the subadviser to the Fund, uses its proprietary quantitative model to rank small cap companies by sector according to the size of the company, earnings growth rates and projections, sales and revenue figures, risk and volatility measures and trading volumes. It then uses fundamental and technical investment research techniques to identify attractive investments. A poor ranking from Turner’s proprietary model, a downward revision in earnings estimates or company management, or a breakdown in the underlying money flow for a stock may cause Turner to consider selling the security. (Fundamental, quantitative and technical investment research techniques are defined on page 18).

Thrivent Partner Small Cap Growth Fund—Principal Risks. The current Principal Risk (Investment Adviser Risk) is deleted in its entirety and replaced with the following:

Investment Adviser Risk. The Fund is actively managed and success of the Fund’s investment strategy depends significantly on the skills of the subadviser and Adviser in assessing the potential of the securities in which the Fund invests. The subadviser and Adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Management, Organization and Capital Structure—Investment Adviser. The current second paragraph of this section is deleted in its entirety and replaced with the following:

Thrivent Asset Mgt. provides investment research and supervision of the assets for each of the Funds except Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Fund (the “Subadvised Funds”). Thrivent Asset Mgt. may, however, provide investment research and supervision of a portion of the Thrivent Partner Worldwide Allocation Fund, to the extent that this Fund invests in U.S. securities, and of a portion of the Thrivent Partner Small Cap Growth Fund. For the Subadvised Funds, Thrivent Asset Mgt. has entered into a subadvisory agreement with each subadviser and pays each subadviser a portion of the net advisory fee Thrivent Asset Mgt. receives from each applicable Fund. Thrivent Asset Mgt. establishes the overall investment strategy and evaluates, selects and recommends, subject to the approval of the Board of Trustees, one or more subadvisers to manage the investments of each Subadvised Fund. Thrivent Asset Mgt. also allocates assets to the subadvisers, monitors the performance, security holdings, and investment strategies for the subadvisers and, when appropriate, researches any potential new subadvisers for the Funds. Thrivent Asset Mgt. has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. The Funds’ annual and semiannual reports to shareholders discuss the basis for the Board of Trustees approving any investment adviser agreement or investment subadviser agreement during the most recent six-month period covered by the report.

Management, Organization and Capital Structure—Portfolio Management. The current paragraphs following the heading “Thrivent Partner Small Cap Growth Fund” are deleted in their entirety and replaced with the following:

Thrivent Asset Mgt. has engaged Turner Investment Partners, Inc. (“Turner”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, to serve as investment subadviser for Thrivent Partner Small Cap Growth Fund. Thrivent Asset Mgt. may also manage a portion of the Fund.

Turner has been in the investment advisory business since 1990 and, as of December 31, 2007, managed approximately $29.1 billion in equity investments for institutions and individuals. Turner uses an investment management team that has day-to-day responsibility for managing its portion of the Fund’s assets. William C. McVail, CFA serves as lead manager and has been with Turner since 1998. Jason D. Schrotberger, CFA serves as co-manager and has been with Turner since 2001. Rick Wetmore, CFA also serves as co-manager and has been with Turner since 2001.

Kevin R. Brimmer, FSA is the portfolio manager for the portion of the Fund that may be managed by Thrivent Asset Mgt. He has served as a portfolio manager to other Thrivent mutual funds since 2002. Previously, Mr. Brimmer managed Thrivent’s asset liability management department. He has been with Thrivent since 1985.

The date of this Supplement is effective as of May 1, 2008

Please include this Supplement with your Prospectus

THRIVENT MUTUAL FUNDS

Supplement to Statement of Additional Information (SAI) dated February 29, 2008 with respect to

Thrivent Partner Small Cap Growth Fund

The following changes are made to your SAI:

Investment Adviser, Investment Subadvisers, and Portfolio Managers—Investment Adviser. The current third paragraph following the “Investment Adviser” heading on page 41 of the SAI is deleted in its entirety and replaced with the following:

Investment decisions for each of the Funds (except for Thrivent Partner Small Cap Growth Fund (excluding the portion that may be managed by Thrivent Asset Mgt.), Thrivent Partner Small Cap Value Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Partner Worldwide Allocation Fund (excluding the portion invested in U.S. securities) and Thrivent Partner International Stock Fund (collectively, the “Subadvised Funds”)) are made by Thrivent Asset Mgt., subject to the overall direction of the Board of Trustees. Thrivent Asset Mgt. also provides investment research and supervision of each of the Fund’s investments (except for the investments of the Subadvised Funds that are not managed, as noted above, by Thrivent Asset Mgt.) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.

Investment Adviser, Investment Subadvisers, and Portfolio Managers—Thrivent Partner Small Cap Growth Fund. The current three paragraphs following the “Thrivent Partner Small Cap Growth Fund” heading on pages 44-45 of the SAI are deleted in their entirety and replaced with the following:

Investment decisions for the Thrivent Partner Small Cap Growth Fund are made by Turner Investment Partners, Inc. (“Turner”). Thrivent Asset Mgt. may also manage a portion of the Fund.

Turner was founded in 1990 and is organized as a Pennsylvania corporation. Robert E. Turner (Chairman and Chief Investment Officer of Turner) may be deemed to be a controlling person of Turner under the 1940 Act. As of December 31, 2007, Turner managed approximately $29.1 billion in assets including separate accounts and mutual funds. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

Investment Adviser, Investment Subadvisers, and Portfolio Managers—Thrivent Partner Small Cap Growth Fund—Transamerica Portfolio Managers. The current headings and information relating to the Transamerica portfolio managers on pages 46-47 of the SAI (i.e., the paragraphs following the headings entitled “Other Accounts Managed by Transamerica Portfolio Managers,” “Methods of Compensation,” “Conflicts of Interest,” and “Ownership of Securities”) are deleted in their entirety.

Investment Adviser, Investment Subadvisers, and Portfolio Managers—Thrivent Partner Small Cap Growth Fund—Subadvisory Fees. The first paragraph following the “Subadviser” heading on page 64 of the SAI is deleted in its entirety and replaced with the following:

Thrivent Asset Mgt. pays Turner an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Small Cap Growth Fund. The fee payable is equal to 0.65% of the first $100 million of average daily net assets managed by Turner and 0.60% of all of the average daily net assets managed by Turner in excess of $100 million. For purposes of calculating this breakpoint, the average daily net assets managed by Turner are aggregated with the average daily net assets of the portion of the Thrivent Partner Small Cap Growth Portfolio managed by Turner. This Portfolio is a series of Thrivent Series Fund, Inc. Turner was paid $93,061 for its subadvisory services in the year ended October 31, 2006 and $190,081 for the year ended October 31, 2007.

The date of this Supplement is effective as of May 1, 2008

Please include this Supplement with your SAI